UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

CURAXIS PHARMACEUTICAL CORPORATION
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CURAXIS PHARMACEUTICAL CORPORATION
1004 Chagford Way
Raleigh, NC 27614
(888) 919-2873

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 8, 2011

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Curaxis Pharmaceutical Corporation, a Nevada corporation (together with its subsidiaries, “Company”, “Curaxis”, “we”, “us” or “our”), which will be held on November 8, 2011, at 11:00AM EST, at  One Eleven Place, 111 Realtors Way, Cary, NC 27513, for the following purposes:

(1)	To elect seven directors to hold office for a one year term and until each of their successors are elected and qualified.

(2)	To ratify the appointment of Rosenberg, Rich, Baker, Berman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

(3)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Company’s Board of Directors has fixed the close of business on September 12, 2011, as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.  A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection for ten days prior to the Annual Meeting at the office of our transfer agent, Direct Transfer LLC, 500 Perimeter Park Drive, Suite D, Morrisville, NC 27560-9637.

By Order of the Board of Directors

September 15, 2011	/s/ Timothy R. Wright
Raleigh, North Carolina	Timothy R. Wright
Chairman of the Board of Directors
Interim Chief Executive Officer

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.  IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

CURAXIS PHARMACEUTICAL CORPORATION
1004 Chagford Way
Raleigh, NC 27614
(888) 919-2873
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 8, 2011

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being made available to the shareholders of Curaxis Pharmaceutical Corporation (together with its subsidiaries, “Company”, “Curaxis”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting to be held at 11:00AM EST, One Eleven Place, 111 Realtors Way, Cary, NC 27513 on November 8, 2011, and at any and all adjournments or postponements thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In accordance with the rules of the U.S. Securities and Exchange Commission (the “SEC”), on or before September 25, 2011, we will send our Notices of Internet Availability of Proxy Materials (and, to the extent required or appropriate, full sets of proxy materials) to the record and beneficial owners of our common stock as of the close of business on the Record Date.  In accordance with the SEC’s rules, we will also post all of our proxy materials at the website address(es) specified in our Notices of Internet Availability of Proxy Materials no later than September 25, 2011.

The Company will solicit shareholders by mail through its transfer agent and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

You may vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that is being sent to you.  If you have received printed copies of the proxy materials by mail, or if you request printed copies of the proxy materials by mail by following the instructions on the Notice of Internet Availability of Proxy Materials sent to you, you can also vote by mail by completing, dating and signing the proxy or voting instruction form and mailing it in the pre-addressed envelope provided, which requires no additional postage if mailed in the United States.  You may submit your vote over the Internet, telephone or any other proxy method permitted by your proxy instructions until 11:59PM EST on November 7, 2011.  If you vote by mail, please be aware that we can recognize your vote only if we receive it by close of business of the day before the Annual Meeting.

Voting by telephone is not available to persons outside of the United States.  Complete instructions for voting by any of the above methods are included on your proxy card or voting instruction form, which are available under the methods described in the Notice of Internet Availability of Proxy Materials sent to you.  If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

Only shareholders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.  As of the Record Date, there were approximately 78,060,019 shares of the Company’s common stock issued and outstanding and entitled to vote representing approximately 1,250 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws (the “Bylaws”) provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Voting of Proxies

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, the shares will not be voted with respect to the election of the nominees for director set forth herein, (unless you are a registered holder, in which case the shares will be voted FOR the nominees for director set forth herein) and FOR the ratification of Rosenberg Rich Baker Berman & Company LLP as the Company’s independent registered public accounting firm.

You may also vote in person at the meeting.  Instructions for voting in person are included in the Notice of Internet Availability of Proxy Materials sent to you.  If your shares are held through a broker, trust, bank or other nominee, please refer to the Notice of Internet Availability of Proxy Materials sent to you and any other information forwarded to you by such holder of record to obtain a valid proxy from it.  If your shares are held this way, you will need to bring your legal proxy with you to the Annual Meeting in order to vote in person.

Stockholders have no cumulative voting rights or dissenter’s or appraisal rights relating to the matters to be acted upon at the Annual Meeting.

Revocability of Proxies

Even if you submit a proxy or voter instructions, you may revoke and change your vote. You may revoke your proxy or voter instructions by submitting a new proxy or voter instructions over the Internet by using the procedure to vote your shares online described in the Notice of Internet Availability of Proxy Materials that you receive.  You may also revoke your proxy by mail by requesting a copy be sent to you, executing a subsequently-dated proxy or voter instructions card and mailing it in the pre-addressed envelope, which requires no additional postage if mailed in the United States.  You may also revoke your proxy by your attendance and voting in person at the Annual Meeting by following the instructions to vote in person that have been sent to you.  Mere attendance at the meeting will not revoke a proxy or voter instructions.  We will vote the shares in accordance with the directions given in the last proxy or voter instructions submitted in a timely manner before the Annual Meeting.  You may revoke your vote over the Internet until 11:59PM EST on November 7, 2011.  If you revoke your vote by mail, please be aware that we can recognize the revoked vote only if we receive it by close of business of the day before the Annual Meeting.

If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Annual Meeting, to vote your shares as described above.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed proxy, is required to constitute a quorum.  Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum.  Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the  office of our transfer agent, Direct Transfer LLC, 500 Perimeter Park Drive, Suite D, Morrisville, NC 27560-9637 so that stockholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

Delivery of Proxy Materials to Households

Only one copy of the Company’s Notice of Internet Availability of Proxy Materials will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.. We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments thereto, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year.  Such written requests should be directed to our Corporate Secretary, at our address listed on the top of page one of this Proxy Statement.  A copy of our Annual Report on Form 10-K, and any amendments thereto, is also made available on our website after it is filed with the SEC, and the Company’s Proxy Statement and 2010 Annual Report are available for viewing online at https://www.iproxydirect.com/CURX .

We will deliver promptly upon written or oral request a separate copy of the 2010 Annual Report, this Proxy Statement and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request.  If you share an address with at least one other stockholder, currently receive one copy  of the Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our Annual Report, Proxy Statement and/or Notice of Internet Availability of Proxy Materials, as applicable,  for future stockholder meetings of the Company, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of our Annual Report, Proxy Statement and/ or Notice of Internet Availability of Proxy Materials, and you would like to receive a single copy of our Annual Report, Proxy Statement and/or Notice of Internet Availability of Proxy Materials, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials that is addressed to you and specify this preference in your request.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven directors.  A total of seven directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting.  The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies.  If no choice has been specified by a shareholder, the shares will be voted FOR the nominees.  If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.  If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected.  Abstentions and broker non-votes will have no effect on the vote.

NOMINEES FOR ELECTION AS DIRECTOR

The following sets forth certain information about each of the director nominees:

Timothy R. Wright, age 53, Chairman of the Board and Interim Chief Executive Officer

Mr. Wright was appointed to the Board of Directors effective June 24, 2011, and was named Interim Chief Executive Office effective June 27, 2011.  Mr. Wright served as President of Pharmaceuticals and Medical Imaging for Covidien, a large global healthcare company specializing in the manufacture of medical devices and supplies, diagnostic imaging agents and pharmaceuticals, from 2007 to 2010.  Mr. Wright also served as President of Global Operations for Elan Biopharmaceuticals, a neuroscience-based biotechnology company which includes research, development and commercial activities for neurodegenerative diseases such as Alzheimer’s disease and Parkinson’s disease and autoimmune diseases, from 2000 to 2004.  Additionally, Mr. Wright served as Senior Vice President of Strategy and Corporate and Development for DuPont Merck Pharmaceuticals Company, a DuPont Merck joint venture focused on the research, development and delivery of pharmaceuticals to treat unmet medical needs, from 1984 to 1999.  Currently, Mr. Wright serves on the board of directors of Agenus, a late stage Immunology based biotechnology company developing novel technologies to treat cancer and infectious diseases.  He has held this directorship since 2006.  Mr. Wright has served on several boards in the past, including AAI Pharma, from 2004 through 2006, CeNes from 2002 through 2004, Shanghai Harvestor from 2002 through 2004 and Dupont Sankyo from 1998 through 1999.  Mr. Wright received his Bachelor of Science from The Ohio State University in 1981.

The Company believes that Mr. Wright’s experience and comprehensive knowledge of life sciences, operating and strategic management in the areas of pharmaceuticals, including medical devices, diagnostics and pharmaceutical services will assist us in achieving strategic growth and development.

Independent Directors:

Michael George, age 63, Director

Mr. George was appointed to the Board of Directors effective June 24, 2011.  Mr. George is currently the Chief Executive Officer of Michael George & Associates, a consulting firm specializing in assisting pharmaceutical and diagnostic firms with developing infrastructure, a position he has held since 2006.  Mr. George served as the Executive Vice President of aaiPharma Inc., a pharmaceutical company and clinical research organization where he assisted in, among other things, the successful sale of pharmaceutical products and Research Development portfolio, from 2004 to 2006.  From 1998 to 2001, Mr. George served as Chief Executive Officer of Urocor, Inc., a publicly traded company specializing in diagnostic services for Urologists (detecting prostate and bladder cancers). From 1989 to 1998, Mr. George held several positions at DuPont Merck Pharmaceutical Company, a DuPont Merck joint venture focused on the research, development and delivery of pharmaceuticals to treat unmet medical needs, including President North America, President International and finally Corporate Executive Vice President; during his tenure, significant company growth was achieved.  Mr. George served on the Board of Directors of Avanir Pharmaceuticals, a publically trade product development company that has successfully received FDA approval for two commercial products, from 1998 to 2004 and served as the Chair of the board designated Governance Committee for two years. In addition, Mr. George served on the Board of Directors for FeRx, a privately held product development company, from 2002 to 2004. Mr. George received his Bachelor of Science in Business Administration from Central Missouri State University in 1970 and his M.B.A. from New Hampshire College in 1984.

The Company believes that Mr. George’s experience assisting pharmaceutical companies develop infrastructure; including general management, business development, partnering and compliance will contribute to the Company’s development of its own infrastructure and growth as a public company.

K. Ivan F. Gothner, age 53, Director

Mr. Gothner was appointed to the Board of Directors effective June 24, 2011.  Mr. Gothner is currently the Managing Director and Founder of Adirondack Partners, LLC, a private merchant banking firm which focuses on serving small and mid-sized growth companies, a position he has held since 1992. Currently, Mr. Gothner currently serves on the Board of Directors of AgFeed Industries, Inc., an international agribusiness with operations in the U.S. and China, a position he has held since 2009.  Mr. Gothner also currently serves on the Board of Directors of Covenant Group of China, Inc., US based holding company that focuses on making majority investments in high growth companies based in and operating in the People's Republic of China since 2000, Mr. Gothner has served on the Board of Directors of ArtID, LLC, a private company providing online exhibition space to artists. Mr. Gothner also served as a director for Global Matrechs, Inc. from 2006 through 2008. Additionally, Mr. Gothner served as Senior Vice President for Barclays Bank, where he was responsible for establishing an investment banking unit to serve small and mid-sized companies, from 1990 to 1992. From 1986 through 1990, Mr. Gothner was with Kleinwort Benson Limited where he was the general manager for a specialized fund that invested in small and mid-sized companies.   Mr. Gothner received a Bachelor's of Art from Columbia College in 1980, and an MIA from Columbia University's School of International Affairs in 1982.

The Company believes that Mr. Gothner’s experience in capital raising strategy, financial planning, and U.S. markets will assist the Company’s development and maintenance of a sound financial strategy going forward.

Stephen Leary, age 62, Director

Mr. Leary was appointed to the Board of Directors effective June 24, 2011. Mr. Leary currently serves as Principal of Professional Management Healthcare Consultants, Inc., a practice management and financial consulting firm providing services to medical, dental and veterinary practices located throughout the Carolinas and Virginia, a position he has held since 1979.  Mr. Leary is the President Elect and Chairman of the Executive Board of the National Society of Certified Health Care Business Consultants (“NSCHCBC”), a national organization dedicated to serving the needs of consultants who provide ethical, confidential and professional advice to the healthcare industry.  Mr. Leary has served as a member of the Board of Directors of NSCHCBC since 2007.  Additionally, Mr. Leary was a member of the Board of Directors for the National Association of Health Care Consultants, an association of consultants specializing in the business of medical, dental and other health care practices from 2000 to 2007. Mr. Leary received his Bachelor of Science in Business Administration from Saint Leo University, Tampa, Florida in 1971.  Mr. Leary has been a shareholder, individually and as a member and Co-Founder of a large investment group, in the Company since 2004.

The Company believes that Mr. Leary’s extensive experience as a health care business consultant will assist the Company’s strategic planning and operations and as a long term investor in the Company, will be a proactive liaison with the current shareholder base.

Michael Miller, age 61, Director

Mr. Miller was appointed to the Board of Directors effective June 24, 2011. Mr. Miller has been a member of the Board of Directors of Christiana Care Health System, one of the largest health care providers in the mid Atlantic region since 2008 and is also the Chair of the Audit Committee, a position he has held since 2009.  Mr. Miller is also currently a part time Chief Financial Officer of the Delaware Art Museum, a position he has held since 2007.  Mr. Miller was Chief Financial Officer and Senior Vice President for DuPont Merck Pharmaceutical Company, a DuPont Merck joint venture focused on the research, development and delivery of pharmaceuticals to treat unmet medical needs from 1995 until his retirement in 1999.  Mr. Miller served as Controller at DuPont, from 1991 to 1995.  Prior to joining DuPont Merck, Mr. Miller was employed by E.I. DuPont de Nemours, where, over the course of his tenure, he held numerous finance staff and management positions, including, financial manager for operations in Latin America and a five year assignment in Europe handling merger and acquisition activities. Mr. Miller received his Bachelor of Science degree from Indiana University in 1973.

The Company believes that Mr. Miller’s extensive financial experience, in particular with mergers and acquisitions will assist the Company’s growth strategy and development as public company.

Terence Novak, age 55, Director

Mr. Novak was appointed to the Board of Directors effective June 24, 2011. Mr. Novak is currently President of Norwich Pharmaceuticals, a comprehensive global provider of contract development and manufacturing services, a position he has held since January 2011.  Mr. Novak also currently serves on the Board of Directors of Frontline Pharmaceuticals, a start-up specialty pharmaceutical company, a position he has held since January 2010.  Mr. Novak has sat on the Editorial Advisory Board of Contract Pharma magazine, which provides a mix of industry news, technical features and association event coverage with respect to the pharmaceutical industry, since 2005 through the present. Mr. Novak served as President of North America and Chief Commercial Officer at Patheon, Inc., a leading global provider of contract dosage form development and manufacturing services to the pharmaceutical and biotechnology industries, from 2008 to 2010. Mr. Novak also served as Director of Patheon Puerto Rico from 2008 to 2009.  Additionally, Mr. Novak served as President of DSM Pharmaceuticals, Inc., the contract manufacturing business arm of Netherlands-based Royal DSM, from 2007 to 2008.  Mr. Novak has over 30 years of experience in the pharmaceutical and biotech industries, including 20 years in business development, sales, marketing and manufacturing operations.  Mr. Novak received a Bachelor of Science degree in Biology from Muhlenberg College in 1978.

The Company believes that Mr. Novak’s extensive experience managing the growth and development of pharmaceutical companies will help steer the Company’s growth and development.

Bert A. Spilker, age 70, Director

Dr. Spilker was appointed to the Board of Directors effective August 12, 2010.  Dr. Spilker is founder and President of Bert A. Spilker & Associates, LLC, a leader in drug development, clinical trials and FDA advisory services. Prior to his current position, Dr. Spilker served as the Senior Vice President of Scientific and Regulatory Affairs for PhRMA (Pharmaceutical Research and Manufacturers of America) based in Washington, D.C. Formerly Dr. Spilker was President and co-founder of Orphan Medical, Inc., a public pharmaceutical company acquired by Jazz Pharmaceuticals in 2005.  He is well known as the author of 16 books on clinical trial methods and the processes of drug discovery and development.  These books are considered by many as the standard references on clinical trials and drug development.

The Company believes that Dr. Spilker’s extensive experience and knowledge of clinical trial methods and the current regulatory environment will greatly contribute to the Company’s ability to advance the development of its lead drug candidate and other potential applications of the Company’s Leuprolide platform technology.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board of Directors has appointed Rosenberg, Rich, Baker, Berman & Company (“RRBB”) as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2011.  RRBB has audited the consolidated financial statements of the Company since 2006.

In connection with the audits of the fiscal years ended December 31, 2010, 2009, 2008, 2007 and 2006, and the subsequent interim periods, there were no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The Company has been advised by RRBB that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accounting firms and their clients during the last fiscal year.  A representative of RRBB will be in attendance or available via teleconference during the Annual Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

We are asking our stockholders to ratify the selection of RRBB as our independent registered public accounting firm.  Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of RRBB to our stockholders for ratification as a matter of good corporate practice.  In the event our stockholders fail to ratify the appointment, the Board of Directors may reconsider this appointment.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ROSENBERG, RICH, BAKER, BERMAN & COMPANY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

CORPORATE GOVERNANCE

Directors and Executive Officers

The following table and text sets forth the names and ages of all our current directors and executive officers and our key management personnel as of September 12, 2011.  All of our directors serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal.  Executive officers serve at the discretion of the Board of Directors, and are elected or appointed to serve until the next Board of Directors meeting following the annual meeting of stockholders.  Also provided is a brief description of the business experience of each director and executive officer and the key management personnel during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

MANAGEMENT

Name	Age	Title

Timothy R. Wright	53	Chairman of the Board and Interim Chief Executive Officer

Bert A. Spiker	69	Director

Michael George	63	Director

K. Ivan F. Gothner	53	Director

Stephen Leary	62	Director

Michael Miller	61	Director

Terence Novak	54	Director

Judith S. T. Geaslen	49	Vice President of Finance

Board of Directors

Members of our board of directors are elected for one-year terms serving until the next annual stockholders’ meeting or until their death, resignation, retirement, removal, disqualification, or until a successor has been elected and qualified. All officers are appointed annually by our board of directors and serve at the pleasure of our board of directors. No cash payments were made to former or current Directors for the year ended December 31, 2010 and the six months ended June 30, 2011.

Director Independence

On an annual basis, each director and executive officer will be obligated to disclose any transactions with our Company and any of its subsidiaries in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these disclosures, our board of directors will make an annual determination as to the independence of each director using the current standards for “independence” that satisfy both the criteria for the Nasdaq and the NYSE Amex Equities.

As of September 12, 2011, the Curaxis board of directors determined that the following directors are independent under these standards: (i) Mr. Michael George, (ii) Mr. K. Ivan F. Gothner (iii) Stephen Leary, (iv) Mr. Michael Miller (v) Mr. Terrance Novak and (vi) Mr. Bert Spilker.

Board Meetings and Annual Meeting Attendance

Subsequent to the merger transaction effected on July 29, 2010, with Auto Search Cars, Inc., through December 31, 2010, the Board met one time.  All directors were in attendance at such meeting.

Recent Developments

On June 24, 2011, the Board adopted by resolution an amendment to the Bylaws of the Corporation (the “Bylaws”) to increase the number of members allowed to serve on the Board from eight (8) to twelve (12).

On June 24, 2011, Mr. Patrick Smith presented to the Board of Directors (the “Board”) of Curaxis Pharmaceutical Corporation (the “Company”) a letter of resignation whereby he resigned from his positions as President, Chief Executive Officer, Chairman of the Board and all other positions to which he has been assigned, regardless of whether Mr. Smith’s served in such capacity, of the Company, effective immediately.  Mr. Smith’s resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.

On June 24, 2011, Mr. David Corcoran presented to the Board of the Company a letter of resignation whereby he resigned from his positions as Executive Vice President, Chief Financial Officer and director and all other positions to which he has been assigned, regardless of whether Mr. Corcoran served in such capacity, of the Company, effective immediately.  Mr. Corcoran’s resignation was not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.

On June 24, 2011, Sheldon Goldberg, William McConville and Ronald Pompeo resigned from the Board.  Their resignations were not the result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices.

On June 24, 2011, the Board elected (i) Timothy R. Wright as Chairman of the Board and interim Chief Executive Officer, (ii) Judith Geaslen as interim Secretary and (iii) Michael George, K. Ivan Gothner, Stephen Leary, Michael Miller and Terence Novak as directors.

Subsequent to June 24, 2011, the newly appointed Board of Directors held three (3) meetings through September 14, 2011, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the board of directors and committees (if any) on which he served. During 2011, the board of directors   established a standing Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and Research and Development Committee.

Audit Committee

The members of the Audit Committee are K. Ivan F. Gothner, Stephen J. Leary and Michael R. Miller, who serves as chairperson. The Audit Committee has a written charter, which is available at our website at www.curaxispharma.com. The Audit Committee charter requires that the Audit Committee consist of three or more members of the board of directors, each of whom are independent as defined by the corporate governance listing standards of the NYSE Amex.  The board of directors has determined that each of the members of the Audit Committee is independent, as defined by Rule 10A-3 of the Securities Exchange Act of the 1934 (the “Exchange Act”), and the corporate governance listing standards. The board of directors also has determined that Mr. Michael Miller is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

The Audit Committee has oversight responsibility for quality and integrity of our consolidated financial statements. The committee meets privately with members of our independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the committee. The Audit Committee has met two (2) times since it was established in June of 2011. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; and (iii) the independent audit process. Additionally, the audit committee has responsibilities and authority necessary to comply with Rule 10A-3(b) (2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors and (d) funding. These and other aspects of the audit committee’s authority are more particularly described in the audit committee charter.

The Audit Committee is responsible for review and approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, RRBB.  The Audit Committee has approved all audit services to be provided by RRBB through December 31, 2011.  Audit and/or non-audit services provided by RRBB during 2010 were approved by former management.

Compensation Committee

The members of the Compensation Committee are Michael W. George, as chairperson, Michael R. Miller and Terrance Novak. All members of the Compensation Committee are independent within the corporate governance listing standards of the NYSE Amex. The Compensation Committee has a written charter, which is available at our website at www.curaxispharma.com.

The functions performed by the Compensation Committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans. The Compensation Committee has met one (1) time since its establishment in July 2011.  At this meeting the committee approved recommendations for compensation plans effective July 1, 2011 for the current officers and directors.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are Michael W. George and Stephen J. Leary, who serves as chairperson. All members of the Nominating and Governance Committee are independent within the corporate governance listing standards of the NYSE Amex. The Nominating and Governance Committee has a written charter, which is available at our website at www.curaxispharma.com. Subsequent to its establishment in August 2011, the Nominating and Governance Committee met one (1) time.

The functions of the Nominating and Governance Committee include determining and recommending to the board of directors the slate of director nominees for election to the board of directors at each annual stockholders’ meeting and identifying and recommending director candidates to fill vacancies occurring between annual stockholders’ meetings. In addition, the Nominating and Governance Committee reviews, evaluates and recommends changes to our corporate governance guidelines and policies, and monitors our compliance with these corporate governance guidelines and policies.

Research and Development Committee

The Research and Development Committee was established in August 2011.  The Committee is chaired by Dr. Bert Spilker who is independent within the corporate governance listing standards of the NYSE Amex. The research and development committee has a written charter, which is available at our website at www.curaxispharma.com.

The purpose of the Research and Development Committee is to provide advice, clarity, understanding and guidance to the Board of Directors on scientific and medical matters involving the Company’s discovery and development programs and projects, relationships with academic and other external research and development organizations, intellectual property issues and acquisitions of new technology or products.

Board’s Role in Risk Oversight

Our Board, through its four standing committees, has an advisory role in risk oversight for the Company.  The Company’s management maintains primary responsibility for the risk management of the Company.  The current trends of increased regulation, litigation and political and economic volatility make it extremely difficult to predict the type and magnitude of risks the Company faces.  The Board relies on the representations of management, the external audit of our financial and operating results, the Company’s systems of internal controls and the historically conservative practices of the Company to provide comfort on the Company’s ability to manage its risks.  Management’s discussion of current risks factors are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2011.

Codes of Ethics

Effective August 11, 2011, the Board adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our employees, officers and directors.  The Code is available at our website at www.curaxispharma.com.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officer Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers by us during the years ended December 31, 2010, 2009 and 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total($)
(a)	(b)	(c)	(d)	(e)		(f)		(g)	(h)		(i)

Patrick S. Smith,	2010	$224,708	None	None		$32,490	(2)	None	$24,934	(5)	$282,132
Former President, Former Chief Executive Officer	2009	$87,500	None	None		$48,290	(3)	None	$13,000	(6)	$148,790
and Former Chairman of the Board (15)	2008	$126,783	None	None		$53,348	(4)	None	$13,361	(7)	$193,492

David J. Corcoran,	2010	$185,083	None	None		$24,369	(2)	None	$7,125	(8)	$216,577
Former Executive Vice President, Former Chief	2009	$74,375	None	None		$36,219	(3)	None	$10,250	(9)	$120,844
Financial Officer and Former Director (15)	2008	$97,167	None	None		$40,011	(4)	None	$10,361	(10)	$147,539

Judith S. T. Geaslen	2010	$113,833	None	None		$34,240	(2)	None	$5,700	(11)	$153,773
Vice President, Finance	2009	$50,000	None	None		$52,274	(3)	None	$5,460	(12)	$107,734
	2008	$80,514	None	None		$35,487	(4)	None	None		$116,001

Sheldon L. Goldberg,	2010	None	None	None		None		None	None		None
Former Director and Former Senior Vice President, Corporate	2009	None	None	$30,000	(14)	None		None	None		$30,000
Development (1)	2008	$31,950	None	None		$112,253		None	$1,361	(13)	$145,564
______________
(1)
Mr. Goldberg resigned as Senior Vice President, Corporate Development effective December 31, 2008.  The information in this table for Mr. Goldberg relates to compensation he received in his capacity as Senior Vice President, Corporate Development.

(2)
Represents the aggregate expense under ASC 718 recognized by Curaxis for 2010 as a result of option awards held by the applicable executive officer, disregarding estimated forfeitures. Assumptions made in the valuation were consistent with those applied in years 2009 and 2008. For a description of these assumptions, see Notes 2 and 11 to the financial statements for the year ended December 31, 2010.

(3)
Represents the aggregate expense under ASC 718 recognized by Curaxis for 2009 as a result of option awards held by the applicable executive officer, disregarding estimated forfeitures. For a description of these assumptions made in the evaluation, see Notes 2 and 11 to the financial statements for the year ended December 31, 2010.

(4)
Represents the aggregate expense under ASC 718 recognized by Curaxis for 2008 as a result of option awards held by the applicable executive officer, disregarding estimated forfeitures. For a description of the assumptions made in the valuation, see Notes 1 and 6 to the financial statements for the year ended December 31, 2009.

(5)	Represents car allowance of $9,500 plus payment for certain travel expenses incurred not directly associated with the Company.

(6)	Represents car allowance of $3,000 plus retention payment of $10,000.

(7)	Represents annual car allowance of $12,000 plus the value of our contributions on behalf of Mr. Smith under our long-term disability insurance plan.

(8)	Represents car allowance of $7,125.

(9)	Represents car allowance of $2,250 plus retention payment of $8,000.

(10)	Represents car allowance of $9,000 plus the value of our contributions on behalf of Mr. Corcoran under our long-term disability insurance plan.

(11)	Represents car allowance of $5,700.

(12)	Represents car allowance of $1,800 plus retention payment of $3,660.

(13)	Represents the value of our contributions on behalf of Mr. Goldberg under our long-term disability insurance plan.

(14)	Represents the fair value of 150,000 shares of Curaxis common stock granted to Mr. Goldberg to satisfy, in full, amounts due under an original five-year employment contract.

(15)	Officer resigned from named position effective June 24, 2011.

Explanatory Information Relating to 2010 Summary Compensation Table

Please note the following in connection with the information in the 2010 Summary Compensation Table:

The compensation of the executive officers of Curaxis is reviewed on an annual basis by the Board of Directors.  Each year, Curaxis considers whether to adjust the base salaries of senior management, including the executive officers, in order to reward individual performance, keep pace with cost of living increases and respond to competitive considerations.

Director Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named directors by us during the years ended December 31, 2010, 2009, and 2008.

								Non-Equity
								Incentive
					Stock	Option		Plan	All Other
Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Awards ($)	Awards ($)		Compensation ($)	Compensation ($)	Total ($)
(a)	(b)	(c)		(d)	(e)	(f)		(g)	(h)	(i)

Sheldon L. Goldberg	2010	$6,000	(5)	None	None	$33,817	(6)	None	None	$39,817
Director and Former Senior Vice President,	2009	None		None	None	$137,443	(7)	None	None	$137,443
Corporate Development (1)	2008	None		None	None	None		None	None	None

William E. McConville	2010	$6,000	(5)	None	None	$29,570	(6)	None	None	$35,570
Director(2)	2009	None		None	None	$64,729	(7)	None	None	$64,729
	2008	None		None	None	$89,976	(8)	None	None	$89,976

Ronald V. Pompeo	2010	$6,000	(5)	None	None	$7,877	(6)	None	None	$7,682
Director (3)	2009	None		None	None	$526	(7)	None	None	$526
	2008	None		None	None	None		None	None	None

Bert A. Spilker	2010	$6,000	(5)	None	None	$7,877	(6)	None	None	$13,877
Director (4)	2009	None		None	None	None		None	None	None
	2008	None		None	None	None		None	None	None
__________________
(1)
Mr. Goldberg resigned as Senior Vice President, Corporate Development effective December 31, 2008.  Mr. Goldberg continued as a member of the Board of Directors through June 24, 2011. The information in this table for Mr. Goldberg relates to compensation he received in his capacity as a member of the Board of Directors.

(2)	Mr. McConnville resigned from his Director position effective June 24, 2011.

(3)	Mr. Pompeo was elected to the Board of Directors effective July 2009. Mr. Pompeo resigned from his Director position effective June 24, 2011.

(4)	Dr. Spilker was elected to the Board effective August 2010.

(5)	Represents director fees accrued and unpaid for 2010.

(6)
Represents the aggregate expense under ASC 718 recognized by Curaxis for 20 10 as a result of option awards held by the applicable director, disregarding estimated forfeitures. Assumptions made in the valuation were consistent with those applied in years 200 9 and 2008. For a description of these assumptions, see Notes 2 and 11 to the financial statements for the year ended December 31, 2010.

(7)
Represents the aggregate expense under ASC 718 recognized by Curaxis for 200 9 as a result of option awards held by the applicable director, disregarding estimated forfeitures. For a description of the assumptions made in the valuation, see Notes 2 and11 to the financial statements for the year ended December 31, 2010.

(8)
Represents the aggregate expense under ASC 718 recognized by Curaxis for 2008 as a result of option awards held by the applicable director, disregarding estimated forfeitures. For a description of the assumptions made in the valuation, see Notes 1 and 6 to the financial statements for the year ended December 31, 2009.

Outstanding Equity Awards at 2010 Fiscal Year-end

	Option Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan
							Incentive	Awards:
							Plan	Market
							Awards:	or Payout
							Number	Value of
						Market	of Unearned	Unearned
	Number of	Number of			Number of	Value of	Shares,	Shares,
	Securities	Securities			Shares or	Shares or	Units or	Units or
	Underlying	Underlying			Units of	Units of	Other	Other
	Unexercised	Unexercised	Option		Stock That	Stock That	Rights	Rights That
	Options	Options	Exercise	Option	Have Not	Have Not	That Have	Have
	(#)	(#)	Price	Expiration	Vested	Vested	Not Vested	Not Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($)	(#)	($)
(a) (18)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Patrick S. Smith(1),	240,000	—	$0.83	06/20/12	—	—	—	—
Patrick S. Smith(2) ,	80,000	—	$2.00	09/15/13	—	—	—	—
Patrick S. Smith(3)	40 ,000	—	$8.00	01/17/15	—	—	—	—
Patrick S. Smith(4)	72,000	48,000	$1.51	02/05/17	—	—	—	—
David J. Corcoran(1)	180,000	—	$0.83	06/20/12	—	—	—	—
David J. Corcoran(2)	60,000	—	$2.00	09/15/13	—	—	—	—
David J. Corcoran(3)	30 ,000	—	$8.00	01/17/15	—	—	—	—
David J. Corcoran(4)	54,000	36,000	$1.51	02/05/17	—	—	—	—
Judith S. T. Geaslen(7)	3,500	—	$4.00	12/01/14	—	—	—	—
Judith S. T. Geaslen(3)	5 ,000	—	$8.00	01/17/15	—	—	—	—
Judith S. T. Geaslen(8)	1,000	—	$10.00	05/04/15	—	—	—	—
Judith S. T. Geaslen(5)	20,000	5,000	$6.00	05/18/16	—	—	—	—
Judith S. T. Geaslen(4)	18,000	12,000	$1.51	02/05/17	—	—	—	—
Judith S. T. Geaslen(13)	100,000	—	$0.20	02/19/19	—	—	—	—
Judith S. T. Geaslen(16)	—	50,000	$0.20	01/18/20	—	—	—	—
Sheldon Goldberg(9)	22,500	—	$8.00	04/18/15	—	—	—	—
Sheldon Goldberg(10)	50 ,000	—	$8.00	04/18/15	—	—	—	—
Sheldon Goldberg(8)	8,000	2,000	$10.00	05/04/15	—	—	—	—
Sheldon Goldberg(5)	48,000	12,000	$6.00	05/18/16	—	—	—	—
Sheldon Goldberg(4)	54,000	36,000	$1.51	02/05/17	—	—	—	—
Sheldon Goldberg(14)	150,000	—	$0.20	09/08/19	—	—	—	—
William E. McConville(11)	35,000	—	$6.00	02/20/16	—	—	—	—
William E. McConville(12)	80 ,000	2 0,000	$1.51	02/05/17	—	—	—	—
William E. McConville(6)	3 0,000	2 0,000	$1.00	06/11/17	—	—	—	—
William E. McConville(14)	150,000	—	$0.20	09/08/19	—	—	—	—
Ronald V. Pompeo(15)	1 0,000	40,000	$0.20	09/08/19	—	—	—	—
Bert A. Spilker(17)	—	100,000	$0.20	08/12/20	—	—	—	—
_________________
(1)	These stock options vested as to 20% of the shares on June 20, 2003 and 20% vested on each June 20th thereafter based on continued employment through June 20, 2007.

(2)	These stock options vested as to 20% of the shares on September 15, 2004 and 20% vested on each September 15th thereafter based on continued employment through September 15, 2008.

(3)	These stock options vested as to 20% of the shares on January 17, 2006 and 20% vested on each January 17th thereafter based on continued employment through January 17, 2010.

(4)	These stock options vested as to 20% of the shares on January 1, 2008 and 20% vested on each January 1st thereafter based on continued employment through January 1, 2012.

(5)	These stock options vest as to 20% on May 18, 2007 and 20% vested on each May 18th thereafter based on continued employment through May 18, 2011.

(6)
These stock options granted to Senior officers and non-employee Board members vested as to 20% of the shares on June 11, 2008 and 20% vested on each June 11th thereafter based on continued employment or service as a director of Curaxis through June 11, 2012 provided that such vesting shall be accelerated and each such option shall become fully-vested upon the first to occur of any of the following: (1) a sale by the Corporation of all or substantially all of its assets or similar acquisition or merger transaction approved by the Board; (2) closing of an out licensing transaction or similar collaboration agreement by the Corporation that is approved by the Board and provides Curaxis with at least $5 million in upfront cash payments at closing; or (3) closing of an equity investment in the Corporation by one or more institutional investors totaling at least $15 million at closing.

(7)
These stock options granted to Ms. Geaslen upon employment vested as to 20% of the shares on December 1, 2005 and 20% vested on each December 1st thereafter based on continued employment through December 1, 2009.

(8)	These stock options vested as to 20% of the shares on May 4, 2006 and 20% vested on each May 4th thereafter based on continued employment through May 4, 2010.

(9)	These stock options vested as to 20% of the shares on April 18, 2006 and 20% vested on each April 18th thereafter based on continued employment through April 18th 2010.

(10)
These stock options granted to Mr. Goldberg upon employment vested as to 20% of the shares at April 18, 2005 and  16% vested on each April 18th thereafter based on continued employment through April 18th 2010.

(11)	These stock options vested as to 1/3 of the shares on February 20, 2007 and 1/3 vested on each February 20th thereafter until fully vested based on continued service as a director of Curaxis.

(12)	These stock options vested as to 20% of the shares on January 1, 2008 and 20% vested on each January 1st thereafter through January 1, 2012 based on continued service as a director of Curaxis.

(13)	These stock options vested as to 100% of the shares on the grant date of February 19, 2009.
(14)	These stock options vested as to 100% of the shares on the grant date of September 9, 2009.

(15)	These stock options vested as to 20% of the shares on September 8, 2009 and 20% vested on each September 8th thereafter through September 8, 2014 based on continued service as a director of Curaxis.

(16)	These stock options vest as to 20% of the shares on January 18, 2011and 20% vest on each January 18th thereafter based on continued employment through January 18, 2015.

(17)	These stock options vest as to 20% of the shares on August 12, 2011 and 20% vested on each August 12th thereafter through August 12, 2015 based on continued service as a director of Curaxis.

(18)	Messrs. Smith, Corcoran, Goldberg, McConville and Pompeo resigned from their named position effective June 24, 2011.

Family Relationships

As of September 12, 2011, there are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past five years, no director or officer of the Company has been involved in any of the following: (1) Any bankruptcy petition filed by or against such person individually, or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Adverse Proceedings

There exists no material proceeding to which any director or officer is a party adverse to the Company or has a material interest adverse to the Company.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, we believe that all  such forms required to be filed pursuant to Section 16(a) of the Exchange Act during the year ended December 31, 2010, were timely filed, as necessary, by the officers, directors, and security holders required to file such forms, except that Mr. Richard L Bowen, who beneficially owns greater than 10% of our common stock,  failed to file Form 3 upon consummation of the merger transaction.

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents the aggregate fees for professional audit services and other services rendered by Rosenberg Rich Baker Berman & Company, our independent registered public accountants in 2010 and 2009.

Fiscal Years Ended December 31,
	2010	2009
Audit and
Audit Related Fees	$50,000 (1)	$50,000 (3)
Tax Fees	$-	$-
All Other Fees	$26,220 (2)	$-
_____________
(1)
For 2010, audit and audit related fees were for professional services rendered for the audit of the Company’s financial statements for the fiscal year and review of the Company’s quarterly financial statements included in its Registration Statements and in its Form 10Q filing for the quarter ended September 30, 2010.

(2)	For 2010, all other fees are for services rendered related to our Registrations Statements filed on Form S-4 relating to the Merger Transaction and Form S-1 related to our Equity Credit Agreement.

(3)	For 2009, audit and audit related fees paid to Rosenberg Rich Baker Berman and Company include fees related to the audits of the financial statements for the four years ended December 31, 2009.

For the year ending December 31, 2011, the Board of Directors will be required to approve all fees paid to, and all services performed by, the Company’s independent registered public accounting firm.

TRANSACTIONS WITH RELATED PERSONS

Subsequent to the merger transaction effected July 29, 2010 through December 31, 2010, there were no reportable transactions initiated with related persons.  Any future transactions or loans between us and our officers, directors, principal stockholders or affiliates will be on terms no less favorable to us than could be obtained from an unaffiliated third party, and will be approved by a majority of disinterested directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

Only shareholders of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.  As of the September 12, 2011, there were approximately 78,060,019 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 1,250 holders of record.  Shareholders may vote in person or by proxy.  Each holder of shares of common stock is entitled to one vote for each share of stock held on the proposals presented in this Proxy Statement.  The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

As of September 12, 2011, our authorized capitalization was 500,000,000 shares, consisting of 480,000,000 shares of common stock, $0.0001 par value per share and 20,000,000 shares of preferred stock, $0.0001 par value per share.  As of September 12, 2011, there were 78,060,019 shares of our common stock outstanding, all of which were fully paid, non-assessable and entitled to vote.  Each share of our common stock entitles its holder to one vote on each matter submitted to the stockholders.

The following table sets forth, as of September 12, 2011, the number of shares of our common stock owned by (i) each person who is known by us to own of record or beneficially five percent (5%) or more of our outstanding shares, (ii) each of our directors, (iii) each of our executive officers and (iv) all of our directors and executive officers as a group.  Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or dispositive power with respect to securities. Ordinary shares relating to options or warrants currently exercisable, or exercisable within 60 days of September 12, 2011, and convertible preferred stock are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to the community property laws where applicable, the persons or entities named in the tables have sole voting and dispositive power with respect to all shares shown as beneficially owned by them.  Except as otherwise noted in the tables below, the address of each person or entity listed in the table is c/o Curaxis Pharmaceutical Corporation, 1004 Chagford Way, Raleigh, NC 27614.

Name and Address	Amount and Nature of Beneficial Ownership of Ordinary Shares(1)		Percentage of Total
DIRECTORS AND EXECUTIVE OFFICERS
Timothy R. Wright	150,000	(2)	—%
Chairman of the Board and Interim Chief Executive Officer
Judith S. T. Geaslen,	413,300	(3)	—%
Vice President of Finance
Michael George	52,500	(4)	—%
Director
K. Ivan F. Gothner	37,500	(4)	—%
Director
Stephen Leary	481,870	(5)	—%
Director
Michael Miller	37,500	(4)	—%
Director
Terence Novak	37,500	(4)	—%
Director
Bert A. Spilker	60,500	(6)	—%
Director
All directors and executive officers as a group (8 persons)	1,270,670	(9)	1.5%

SHAREHOLDERS OWNING MORE THAN 5%
Richard L. Bowen	10,162,560		11.8%

Patrick S. Smith	13,330,453	(7)	15.4%

CP Acquisition Partners LP	7,974,172	(8)	9.2%
_______________
—	Less than 1%

(1)
Based on 86,461,227 outstanding shares assuming the exercise of 8,401,208 warrants issued and outstanding, but assuming no exercise of outstanding options. In addition, shares outstanding do not assume conversion of Series A, B and C preferred stock.

(2)	Includes 150,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 12, 2011.

(3)
Includes 168,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 12, 2011, and 4,000 shares of common stock held by Wachovia Securities as custodian fbo Judith S. T. Geaslen.  Also includes 200,000 shares held by Donald. P Geaslen and 10,000 shares of common stock held by Wachovia Securities as custodian fbo Donald P. Geaslen, spouse of Ms. Geaslen.

(4)	Includes 37,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 12, 2011.

(5)
Includes 37,500 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 12, 2011.  Also includes 6,090 shares of common stock held in the name of Patricia C. Leary, spouse of Mr. Leary and 210,000 shares of common stock held in Professional Mgmt of Raleigh Inc. PSP U/A DTD 07/01/85 FBO Stephen J. Leary of which Mr. Leary is the trustee.

(6)	Includes 57,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days of September 12, 2011.

(7)
Includes 456,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 12, 2011.  Also includes 4,345,000 shares of common stock owned by the Patrick S. Smith Charitable Remainder Trust, of which Mr. Smith is the trustee, and 300,000 shares of common stock held by RBC Dain Rauscher Inc., as custodian for Patrick S. Smith IRA.

(8)
Includes 7,974,172 shares of common stock held by CP Acquisition Partners and its affiliate, Southridge Partners II LP.  Reported amount does not include 4,510,316 warrants held by affiliates.  In addition, CP Acquisition Partners LP holds 500 shares of convertible Series A, 500 shares of convertible Series B, and 36 shares of convertible Series C preferred stock, which are convertible into a total of 2,500,571 shares of common stock, and a Promissory note, which is convertible into 544,000 shares of common stock. All warrants, preferred stock and the note are subject to certain conversion restrictions.

(9)	See note (1)-(6) above.

SHAREHOLDERS COMMUNICATIONS

The Board of Directors has not adopted a formal procedure that shareholders must follow to send communications to it.  The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate.  Shareholders can send communication to the Board of Directors in writing, to Curaxis Pharmaceutical Corporation, 1004 Chagford Way, Raleigh, NC 27614, Attention: Audit Committee..

SHAREHOLDER PROPOSALS FOR THE 2012 MEETING

In the event that a stockholder desires to have a proposal considered for presentation at the 2012 Annual Meeting of Stockholders, and inclusion in the proxy statement and form of proxy used in connection with such meeting, the stockholder must provide timely notice thereof in proper written form to the Secretary of the Corporation.  To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed to and received at the principal executive offices of the Corporation at least ninety (90) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if neither notice of the date of the annual meeting is given nor public disclosure of the date of the meeting is made at least one hundred (100) days prior to such anniversary, notice by the stockholder in order to be timely must be received by the later of (x) ninety (90) days prior to such anniversary or (y) the tenth (10th) day following the day on which such notice was given or public disclosure was made; and provided, further, that if the annual meeting is to be held as of a date that is more than thirty (30) days prior to such anniversary, notice by the stockholder in order to be timely must be received by the tenth (10th) day following the day on which such notice was given or public disclosure was made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act. The notice must also comply with the Company’s Bylaws. Notices should be directed to: Curaxis Pharmaceutical Corporation, 1004 Chagford Way, Raleigh, NC 27614, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

ANNUAL REPORT ON FORM 10-K

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-K with any amendments thereto, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year.  Such written requests should be directed to our Corporate Secretary, at our address listed on the top of page one of this Proxy Statement.  A copy of our Annual Report on Form 10-K, and any amendments thereto, is also made available on our website after it is filed with the SEC, and the Company’s Proxy Statement and 2010 Annual Report are available for viewing online at https://www.iproxydirect.com/CURX.

Only one copy of the Company’s 2010 Annual Report, this Proxy Statement and/or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the 2010 Annual Report, this Proxy Statement and/or Notice of Internet Availability of Proxy Materials, as applicable, upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report, Proxy Statement and/or Notice of Internet Availability of Proxy Materials at your residence, and would like to receive a separate copy of our Annual Report, Proxy Statement and Notice of Internet Availability of Proxy Materials for future stockholder meetings of the Company, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials sent to your residence and specify this preference in your request.

If you share an address with at least one other stockholder and currently receive multiple copies of our Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials, and you would like to receive a single copy of our Annual Report, Proxy Statement or Notice of Internet Availability of Proxy Materials, please follow the instructions for requesting materials indicated on the Notice of Internet Availability of Proxy Materials that is addressed to you and specify this preference in your request.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement.  If you grant a proxy, the person named as proxy holder, Patrick S. Smith, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

September 15, 2011	/s/ Timothy R. Wright
Raleigh, North Carolina	Timothy R. Wright
Chairman of the Board of Directors
Interim Chief Executive Officer

CURAXIS PHARMACETUICAL CORPORATION	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
for the Annual Meeting of Stockholders

DATE:	November 8, 2011
TIME:	11:00 A.M. EST
LOCATION:	One Eleven Place 111 Realtors Way Cary, NC 27513

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/CURX and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/CURX

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before October 21, 2011.

you may enter your voting instructions at https://www.iproxydirect.com/curx until 11:59 pm eastern time on November 7, 2011

The purposes of this meeting are as follows:
1.
1. PROPOSAL 1:  To elect seven directors to hold office for a one year term and until each of their successors are elected and qualified

2. PROPOSAL 2: To ratify the appointment of Rosenberg, Rich, Baker, Berman & Company   as our independent registered public accounting firm for the fiscal year ending December 31, 2011

3. PROPOSAL 3: To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Pursuant to new U.S. Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on September 12, 2011, as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.0001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note – This is not a Proxy Card - you cannot vote by returning this card

CURAXIS PHARMACEUTICAL CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 8, 2011 AT 11:00 AM EST
CONTROL ID:
PROXY ID:

The undersigned, a stockholder of Curaxis Pharmaceutical Corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Timothy R. Wright, Chief Executive Officer, as  proxy, with power of substitution, for and in the name of the undersigned to attend the 2011 annual meeting of stockholders of the Company to be held at  One Eleven Place, 111 Realtors Way, Cary, NC 27513, on November 8, 2011 beginning at 11:00 AM, local time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CURX
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CURAXIS PHARMACETUICAL CORPORATION	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect seven directors to hold office for a one year term and until each of their successors are elected and qualified		☐	☐
	Timothy R. Wright				☐
	Michael George				☐	CONTROL ID:
	K. Ivan F. Gothner				☐	PROXY ID:
	Stephen Leary				☐
	Michael Miller				☐
	Terence Novak				☐
	Bert A. Spilker				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of Rosenberg, Rich, Baker, Berman & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2011		☐	☐	☐

Proposal 3
To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND 2.
MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2011

This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR Proposal 1and 2, and as the Board of Directors may recommend on such other business as may properly come before the annual meeting.
(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)